                                                                    EXHIBIT 10.3

                                                          CONFIDENTIAL TREATMENT



                        AUTHORIZED SALES AGENT AGREEMENT

     AGREEMENT made this 16th day of February 1996, by and between MCI TELECOMMUNICATIONS CORPORATION ("MCI"), 1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006, a Delaware corporation, and SNYDER COMMUNICATIONS, L.P. ("Agent"), with principal offices located at 6903 Rockledge Drive, Bethesda, MD 20817.

     WHEREAS, MCI wishes to expand all commercial entities access to __________ __*______________, ______________*___________, and ____________*_______________
_________________________ as described in __________________*_________________, any state tariffs, and any amendments thereto or successor tariffs (together, the "Tariff"); and _________________*_________________, __________*____________
______________ and ______________*______________ (the "MCI Services").

     WHEREAS, Agent desires to market the MCI Services set forth herein as an independent Authorized Sales Agent of MCI;

     NOW, THEREFORE, the parties agree as follows:

1.   Grant of Agency.

     Subject to the terms of this Agreement, Agent is hereby appointed an independent agent authorized to solicit in the Territory (as defined in Exhibit C), on behalf of MCI, commercial customers (as distinguished from residential customers) for MCI Services.

2.   ___________________________*__________________________.

     a.   The _________________________*______________________________ has
          three (3) potential applications. The first is the _______________________*_______________________, which is
          ________________________________________________________.  The
          second is the _____________________________*_________________________
          which is ____________________________*_______________________________
          _____________________________.  The third is the ____________________
          _______________________________*_____________________________________
          which is _____________________________*______________________________
          ________________________________.

     b.   With respect to ___________________________*________________________,
          Agent shall not be required to comply with the provisions contained in Section 15.a., b. or c., Non-Competition, of this Agreement.

3. Definitions.

     a. Account. For purposes of this Agreement, Account shall mean a commercial entity which purchases MCI Services (which services are identified in the first WHEREAS clause, above) in response to solicitation by Agent.





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406 of the Securities Act of 1933 and filed separately with the Securities and
Exchange Commission.
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                                                          CONFIDENTIAL TREATMENT


     b. ___________________________________*__________________________________



     c. ___________________________________*__________________________________



     d. ___________________________________*__________________________________



     e. ___________________________________*__________________________________



     f. ___________________________________*__________________________________



     g. ___________________________________*__________________________________





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT



     h. ___________________________________*__________________________________



     i. ___________________________________*__________________________________



     j. ___________________________________*__________________________________



4. Commitment.

     a. Agent agrees that during the Term of this Agreement the ______*______ ________ in each month shall be _____________________________________
          _____________________________________*_______________________________
          __________________________________ as a material condition of this
          Agreement.


                    Month of Term One               *
                    -----------------        ---------------


                         1 - 11

                             12


                   Month of Terms Two
                       Through Five
                  --------------------

                         1 - 12


     b.   Agent agrees that _____________________*____________________ of the
          ________________________*__________________________ shall derive from revenue of the ___________________*____________________.  If during any month of the Term of this Agreement Agent fails to reach the _______________________________*______________________*___________
          under this Section 4(b), then MCI may, at its discretion, terminate this Agreement.

     c.   Agent agrees that an amount ______________________*__________________
          of the ______________________*____________________ sold by Agent shall derive from the sale of MCI's ___________*____________. If during any six (6) month period of the Term of this Agreement Agent fails to reach the ______________*__________________ under this
          Section 4(c), then MCI may, at its discretion, terminate this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT


5.   Sales Agency.

     a. Agent hereby accepts the appointment by MCI as its authorized representative to solicit orders from commercial customers for MCI Services subject to the terms and conditions of this Agreement.


     b. Neither ____________*___________ nor commission shall be payable on _________________________*___________________________ derived from any person or entity that is an ______________*_____________ or ____________*____________ account.

     c.   Upfront Payment.

          (1)  Subject to Sections 5.c.(2), 5.c.(3), 5.c.(4), 5.c.(5) and
               5.c.(6), below, MCI shall pay Agent _____________*______________
               for each ___________*_________ and each ____________*___________
               which receives either _____________*______________ or _____*____
               (__________________*__________________ and ____________*_______),
               that is installed in MCI's system and approved by MCI (which approval shall be according to criteria developed by MCI and which approval may be determined after installation) ("Approved and Installed"), and that is designated by customer to be changed to MCI as the Primary Interexchange Carrier ("PIC"), which PIC designation is ______________*_______________. MCI's systems that measure PIC status and disconnects will be operated with the same degree of efficiency as used for MCI's internal orders. MCI is not responsible for attempted PICs for which no response is received, or if rejection is received from the customer, which MCI believes may total ____________*____________of all submitted ______*_____. The ___________*____________ for each ____*______
               number and ___________*___________ receiving ________*__________
               shall be ________________________*_____________________________;
               the __________*__________ for each ____________*________________
               ______________ and __________*___________ receiving _____*______
               ________ under a _______________*_________________ agreement shall be _______________________*________________________.

          (2)  If (i) a ________________*________________ or__________*_________
               ________ has ___*____ within the first ninety (90) days after such _________________*________________ was installed or _______
               _________*___________ was _______________*______________ but
               the charges for such __*___ are later ____________*____________;
               or, (ii) a ____________________*_____________________ or
               ______________*_______________ was ________________*____________
               such confirmation is not received within forty-five (45) days of payment of the ______________*____________ for such _________
               ______*______, then MCI will either deduct the ________*________
               ____________ MCI paid Agent for





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

               such _______________*________________ or __________*____________
               from the next consecutive commission payments or if on the day the last commission is due and payable, MCI has not fully deducted the __________*__________ MCI paid Agent for such _____ ______________*________________ or ______________*_____________,
               on that day Agent shall pay MCI any amounts owed.

          (3) Notwithstanding Section 5.c.(1), MCI will not make an __________ _______*________ on any _________________*______________________
               or ________________*______________.  If Agent receives an ______
               ___________*_____________ on any such ___*____, Agent shall repay to MCI such ___________________*____________________
               received.

          (4) Notwithstanding Section 5.c.(1) , MCI will not make an _________ _______*_________ on any __________________*____________________
               or ___________* __________ converted to MCI from _______________
               _______________*_________________ (formerly know as ______*___).
               If Agent receives an ____________*______________ on any
               such ___*___, Agent shall repay to MCI the __________*__________
               __________ received.

          (5) Notwithstanding Section 5.c.(1), MCI will pay ________*_________ on only _______*________ domestic _____________*________________
               _________ per ___*___ and ______*______ international __________
               _________*____________ per __*__ when such ___*__ are approved and installed in MCI's system. If Agent receives an ___________ _______*_______ on more than __*__ such number per __*__, Agent shall repay to MCI the excess ________________*_________________
               received.

          (6) Notwithstanding Section 5.c.(1), MCI will not pay ______________ ______*_________ on ________*_______ and ____________*__________
               _______ and features _________________*_________________.

          (7)  MCI shall pay Agent a ___________________*__________________
               for each _________________*_________________ and _______*_______
               which received ________________*_____________________ during the period of November 1, 1995 through December 31, 1995 pursuant to the MCI/Agent ASA Agreement executed on June 27, 1994 ("Old MCI/Agent ASA"). Said retroactive payment shall equal the ______________________*_______________________________
               ____________________________________________ set forth in this
               Agreement minus the ________________________*___________________
               _______________ set forth in the Agent's Old MCI/Agent ASA.

     d.   Estimated Payment.


          _________________________________*___________________________________





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT



     _________________________________*_______________________________________





     _________________________________*_______________________________________






     _________________________________*_______________________________________




e.   Non-Long Distance Services.

          Revenues attributable to ____________________*_______________________
          shall count towards the Agent's __________________*__________________
          _______________________, however, revenues from _____________________
          ______________*______________ shall not be commissionable.

     f.   ANI Underutilization

          Agent's ANI Average must equal or exceed ____________________________
          _________________________________*__________________________________.
          If Agent's ANI Average is more than _________________________________
          ________________*___________________________ but less than the
          _____________*______________, then MCI may, at its discretion terminate or renegotiate this Agreement at any time. Furthermore, if Agent's ___*___ Average is less than ______________*______________
          ___________, then MCI may, at its discretion terminate this Agreement at any time and Agent shall pay MCI ___________*___________ __ that Agent falls short of the _______________*___________________.
          MCI shall measure compliance with the ____________*__________________ restriction on a semi-annual basis, with the calculation being done as soon as the data is available for the preceding calendar semi-annual period.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT


     g. When an Account has one or more invoices ninety (90) days or more past due, MCI may declare the amounts owed from such Accounts to be bad debt. MCI shall calculate the amount of bad debt generated by Agent's Accounts from time to time, but in no event more often than once every three (3) months ("Quarter"). In the event that bad debt from sales solicited by Agent equals or exceeds a bad debt limit, which limit shall initially be five percent (5%) of the average monthly Total Revenue for the Quarter prior to the date of bad debt calculation, MCI may, at its discretion, deduct from any subsequent commission payments to Agent commissions paid on bad debt charged off in the Quarter prior to the date of calculation. _______________

          _____________________________________________________________________

          ________________________________*____________________________________

          _____________________________________________________________________

          ________________________________________________.    MCI may, in its
          reasonable discretion and from time to time, change the amount of the bad debt limit, though MCI shall not change the bad debt limit more than two (2) times in a calendar year. No failure or refusal by MCI to offset any amount of bad debt shall be deemed a waiver or forfeiture of any right of MCI to offset such amounts at a later time.

          As an example, if in Quarter One, ___________________________________

          _____________________________________________________________________

          ________________________________*____________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          ___________________________________________.  To calculate the deduction of commission and fees paid on the bad debt, ______________

          _____________________________________________________________________

          _____________________________________________________________________

          ________________________________*____________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          ____________________.

          MCI will use the same degree of effort to collect revenue associated with an Accounts as is used for MCI's accounts. Upon request by Agent, MCI will use its best efforts to provide Agent with the necessary information, as deemed by MCI, to identify bad debt customers.

     h. Agent shall be permitted to solicit orders by means of telemarketing as long as Agent is in compliance with the following provisions:
          (i) Agent shall not conduct telemarketing through any subagent, assignee or third party contractor without the prior, express written consent of MCI; (ii) no PIC change order shall be submitted without third party verification in accordance with FCC regulations;
          (iii) Agent


* Text deleted pursuant to an application for Confidential Treatment under Rule
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Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

          may not use any third party verifier ("TPV") without the prior review and written approval of such TPV by MCI; (iv) Agent's TPV must be capable of transferring information on delivery and verification of orders to MCI in a computer readable format determined by MCI; and
          (v) Agent shall not change the TPV without prior, written notice to and approval from MCI. Upon request, MCI will provide a list of MCI-approved TPVs to Agent.

          Agent shall be responsible for the costs and actions of TPV and MCI shall have no liability for any failure or mistake of TPV, either in transmitting data to MCI or otherwise. Agent shall indemnify and hold MCI harmless from any loss, cost, claim, fine or demand associated with any act or omission of either Agent or TPV in connection with telemarketing. MCI may deduct from any commission or fee due Agent any such loss, cost, claim or fine imposed upon MCI which is covered by this indemnity.

     i. Agent will not solicit customers that allow others to use their long distance services for a fee ("Calling Houses"). If Agent solicits a Calling House, Agent will pay all the uncollectible amounts owed to MCI by such Calling House.

     j. Agent may not delegate all or any portion of the agency appointment under this Agreement to any third party without prior express written consent of MCI and under a written agreement satisfactory to MCI. Breach of this provision shall be deemed an irregular marketing activity. MCI shall not be liable to pay commissions under this Agreement or otherwise for revenue generated by any unauthorized subagent.

     k. MCI agrees to consider Agent, provided that Agent pricing and services are competitive, as an MCI vendor for sales event opportunities that may become available during the term of this Agreement and for which Agent services, at MCI's discretion, are appropriate.

6. Sales Leads.

     a. In addition to soliciting orders for the MCI Services, Agent may submit leads for the following MCI services: _________*________ services and ________*________ services ("Lead Services").

     b. All leads shall be submitted in writing by Agent. Agent shall only submit Leads generated for prospects in the territory identified in Exhibit C.

     c. MCI at its discretion, shall decide whether revenues from leads that result, within _______________________*__________________________ of receipt of the lead, in a sale of a Lead Service





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Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

          for which customer was not a subscriber on or within _________*______ days prior to Lead submission date, shall be counted towards
          Agent's _________________*_________________. However, revenue from accounts obtained through leads shall not exceed _________*__________ of the Agent's _________________________*___________________________.
          Furthermore, Agent understands that MCI will not pay commissions for said leads.

7.   Relationship of Parties.

     a. Agent will have no authority to bind MCI by contract or otherwise or to make representations as to the policies or procedures of MCI other than as specifically authorized by this Agreement. MCI and Agent acknowledge and agree that their agency relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employee relationship or franchise between them and that Agent is an independent contractor with respect to the services provided by it under this Agreement.

     b. Agent will identify itself as an Authorized Sales Agent of MCI only with respect to the MCI Services and will otherwise identify itself as an independent business. Unless specifically authorized in writing, neither MCI nor Agent will make any express or implied agreements, guarantees or representations, or incur any debt, in the name of or on behalf of the other.

     c. Agent's employees will not be or be deemed to be MCI employees or joint employees. Agent assumes full responsibility for the acts of its employees and for their supervision, daily direction and control. MCI will not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security and any other taxes or benefits for Agent's employees.

8.   Training and Certification.

     a. MCI shall provide product sales training for each of the MCI Services as provided for in Exhibit A. Agent and Agent employees may not solicit orders for any MCI Service until trained in product sales for that product by MCI.

     b. Any additional training and charges for training will be mutually agreed upon by the Parties.

9.   Sales Aids.

     a. Agent shall use only marketing materials and order forms approved in advance by MCI, and MCI shall reimburse Agent for the production costs for such approved materials and forms in any amount approved in advance by MCI.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT


     b. AGENT SHALL MAKE NO REPRESENTATIONS OR WARRANTIES RELATING TO THE SERVICES EXCEPT AS SET FORTH IN SALES LITERATURE APPROVED IN WRITING BY MCI OR AS SET FORTH IN THE FORM OR FORMS OF ORDERS . PROVIDED AGENT BY MCI, OR AS OTHERWISE EXPRESSLY PERMITTED BY MCI.

     c. MCI will use its best efforts to provide Agent with agreed upon sales support.

10.  Reporting; Payment.

     MCI will provide Agent with monthly commission reporting, which will include the usage of each customer solicited by Agent and for which commission is due hereunder. Exhibit B sets forth an example of such reports, which may vary. In addition, MCI will use its best efforts to provide Agent with mutually agreed upon reports necessary for Agent's effective management of the MCI accounts.

11.  Order Acceptance.

     Agent expressly acknowledges that its appointment hereunder is as a sales representative for MCI Services offered by MCI, that any solicitation by Agent of orders from customers for the MCI Services will be subject to MCI's acceptance, in its sole discretion, of such orders and the availability, from time to time, of the MCI Services, and that MCI will have no responsibility or liability whatsoever to Agent with respect to the continued availability or operation of the MCI Services or MCI's acceptance of, or failure to accept, orders therefore from customers solicited by Agent.

     After such time as the MCI Order Entry System ("OES") for agents is fully operational in an electronic batch transfer mode, MCI and Agent will review the performance of the OES and will attempt to reach a mutually acceptable timeframe for MCI's generation of Agent's reports. Once an agreement regarding the reporting timeframe has been reached, MCI will provide Agent with the necessary information regarding the installation and/or rejection of all ___*_____ received at MCI's Order Entry hub. If the mutually agreed reporting timeframe is not sufficient for MCI to provide Agent reports in timely manner, then MCI and Agent will negotiate a mutually acceptable solution. The information provided by MCI will consist of installation or rejection in the MCI billing system only, and will not include information regarding LEC level status. MCI is not liable for ____*_____ that are rejected by the LEC after the mutually agreed upon reporting timeframe.

12.  Standards of Conduct.

     In performing duties under this Agreement, Agent will observe the highest standard of integrity and fair dealing with members of the public. Agent will do nothing which would





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

     tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of MCI.

13.  Tradenames and Trademarks.

     a. During the term of this Agreement, unless otherwise instructed by MCI, Agent may refer to itself as an MCI Authorized Sales Agent, but solely in connection with the marketing of MCI Services to commercial customers hereunder. Agent may use MCI marks, tradename, and logo design only in marketing materials, advertising, and promotional literature (collectively, "Materials") in conjunction with its sale of MCI products and services, provided that any usage of any MCI mark or tradename in such Materials and the advertising claims associated therewith, in each instance, has been approved in writing in advance by MCI.

     b.   Agent acknowledges and agrees that: (i) the marks are owned by MCI,
          (ii) it will do nothing inconsistent with such ownership, (iii) all use of the MCI marks by it shall inure to the benefit of and be on behalf of MCI, (iv) that nothing in this grant shall give it any right, title or interest in MCI marks other than the right to use the marks in accordance herewith, (v) it will not attack MCI's title to the marks or the validity of this grant, and (vi) further agrees to use MCI marks only in the form and manner prescribed from time to time by MCI, and not to use any other trademark or service mark in combination with any of MCI's marks without the prior written approval of MCI.

     c. This grant of a limited, nonexclusive authorization may not be assigned to any other entity or party without the prior written approval of MCI.

     d. Agent agrees, at its own expense, to defend, indemnify and hold MCI harmless from and against any and all claims, suits, actions, proceedings, judgments, damages, liabilities, costs and expenses (including attorneys' fees) arising either from use of MCI marks by agent or any third party authorized by agent or advertising claims made in connection therewith, other than a claim based on an assertion by a third party either that MCI does not own the marks and/or does not have the right to grant the authorization provided herein, or that the substance of an advertising claim approved by MCI is materially false or misleading.

     e. Upon termination of this Agreement, any permission or right to use Marks granted hereunder will cease to exist and Agent will immediately cease any use of such marks and immediately cease referring to itself as an MCI Authorized Sales Agent.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT


14.  Advertising Review.

     a. Agent shall under no circumstances advertise MCI's products and services without prior written approval.

     b. Agent agrees to submit all advertising, claims language and marketing materials (including but not limited to business letterhead, business cards, print, radio or television advertising, press releases, flyers, brochures, posters and LOAs) for prior written approval to:

                               Advertising Group
                               Office of the General Counsel
                               MCI Communications Corporation
                               10th Floor
                               1133 19th Street, N.W.
                               Washington, D.C. 20036
                               ATTN: Director, Advertising Group

15.  Non-Competition/Confidentiality.

     a. During the term of this Agreement, Agent will not promote, sell or provide leads to commercial customers for the services of any other person or entity that offers services identical or similar to any one or more of the MCI Services.

     b. After normal expiration of the term, or if MCI terminates this Agreement pursuant to Section 16.(a)(i), Agent will not promote, sell or provide leads to current MCI commercial customers for the services of any other person or entity that offers services identical or similar to any one or more of the MCI Services for as long as MCI is paying a commission under this Agreement but in no event fewer than ninety (90) days after termination.

     c. In addition to all other legal rights or remedies available to MCI under this Agreement, Agent will pay MCI an amount equal to ______________________*______________________ upon termination of this Agreement for breach of sections 5(h), 12, 13, 15(a), (d), (e),
          (f) by Agent. In addition, Agent will not promote, sell or provide leads to current MCI commercial customers for the services of any other person or entity that offers services identical or similar to any one or more of the MCI Services for as long as MCI is paying a commission under this Agreement but in no event fewer than ninety
          (90) days after termination.

     d. Any confidential specifications, drawings, sketches, data or technical or business information, and any other confidential material ("Information"), furnished or disclosed by MCI to Agent hereunder, will be deemed the exclusive property of





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406 of the Securities Act of 1933 and filed separately with the Securities and
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                                                          CONFIDENTIAL TREATMENT

          MCI. In addition, any customer names or lists identifying MCI customers as such and related information or data ("Customer Information") are the exclusive property of MCI, and are to be used by Agent solely in the performance of its obligations and duties hereunder and are to be returned to MCI upon termination of this Agreement.

     e. Any confidential specifications, drawings, sketches, data or technical or business information, and any other confidential material ("Information") , furnished or disclosed by Agent to MCI hereunder, will be deemed the exclusive property of Agent.

     f. During the term of this Agreement and for a period of three (3) years after termination of this Agreement, Agent agrees not to reveal, divulge, make known, sell, exchange, lease or in any other way transfer any Information or Customer Information to any third party or to utilize such Information or Customer Information in direct or indirect competition with MCI or any of its other Agents. Agent agrees that monetary damages for breach of its obligations under this Section may not be adequate and that MCI will be entitled to injunctive relief with respect thereto.

16.  Term and Termination.

     a. After the execution of this Agreement by both parties, this Agreement shall become effective as of January 1, 1996, and shall continue for one (1) year and will thereafter be renewed for an additional term of one (1) year if Agent meets the conditions set forth in this Agreement, not to exceed more than a total of five terms, unless either party notifies the other in writing of its desire to terminate the Agreement at least ninety (90) days prior to the expiration of the initial term. This Agreement may be terminated: (i) at any time by MCI on ninety (90) days prior written notice to the Agent; (ii) for breach by Agent of any provision of this Agreement provided that written notice of such breach has been given to Agent and such breach has not been cured within thirty (30) days after delivery of such notice; (iii) immediately upon notice by MCI in the event MCI discovers any irregular marketing activity by Agent or irregular customer activity by customers solicited by Agent; (iv) at any time by MCI if after the sixth month of the execution of this Agreement Agent's _____________*___________________
          is ____________________*_________________________; (v) at any time after December 31, 1996 by Agent on ninety (90) days prior written notice to MCI.

     b.   If this Agreement terminates prior to the end of the scheduled one
          (1) year term for any reason other than MCI's termination pursuant to Section 16.a.(i), above, then: (i) all MCI obligations for commissions and ________________*_____________ shall





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Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

          immediately cease; and (ii) any money owed to MCI from Agent shall become immediately due and payable.

     c. After the first year term of this Agreement, upon termination for any reason other then a breach of the terms of this Agreement by Agent, all commission obligations at the time of said termination shall be payable by MCI in accordance to Section 5(c).

17.  Insurance.

     Agent will at all times during the term of this Agreement, at Agent's sole expense, maintain _________________________*_________________________
     against claims for _________________________*____________________________,
     __________________________*________________________ and __________________
     _______________*_____________________________ caused by or occurring in connection with Agent's acts, omissions and/or misrepresentations. Such insurance will name MCI as an additional insured in the amount of ________________*_____________________________ per occurrence. Each such insurance policy will provide for not less than thirty (30) days prior notice to all insureds of any modification, cancellation or nonrenewal. Upon request of MCI, Agent will furnish proof satisfactory to MCI that insurance coverage required is in effect.

18.  Limitation of Liability.

     a. Agent agrees to defend and hold MCI free and harmless from any loss, claim, damage, liability cost, or expense (including without limitation court costs, legal expenses and counsel fees) that MCI may become liable for by reason of any act or omission of Agent, its employees, officers, affiliates, subagent or contractors in marketing the MCI Services, such as: misrepresenting to customers the MCI Services or the terms under which the MCI Services are made available by MCI; breach of this Agreement; or, irregular marketing activities.

     b. MCI will have no liability to Agent for commissions that might have been earned hereunder but for the inability or failure of MCI to provide MCI Services to any person solicited by Agent or in the event of discontinuation or modification of the MCI Services.

     c. Agent acknowledges and agrees that MCI directly or through other sales agents may offer MCI Services and that Agent will be entitled to no compensation for sales made through such other channels. In the event MCI receives conflicting orders for services from different agents or MCI employees, MCI may in its sole discretion determine who will receive credit for such orders. In the event of such conflicts relating to orders for MCI Services, MCI may in its discretion compensate Agent as if the order were for a service subject to commission.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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
                                                          CONFIDENTIAL TREATMENT


     d. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR SPECIAL, INDIRECT, CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, OR PUNITIVE DAMAGES.

     e. In the event MCI is required to enforce or preserve its rights hereunder, Agent will pay all of MCI's reasonable attorney's fees and costs, including allocable costs of in-house counsel, incurred in connection with any such successful action.

     f. In the event Agent is required to enforce or preserve its rights hereunder, MCI will pay all of Agent's reasonable attorney's fees and costs, including allocable costs of in-house counsel, incurred in connection with any such successful action.

19.  Notices.

     Notices to be given pursuant to this Agreement will be in writing and will be deemed to have been duly and properly given on the earlier of (a) the date such notice has been received or (b) five (5) days after deposit of such notice in the United States Mail, Postage prepaid, to be delivered by certified mail, return receipt requested, addressed to the Agent at the address given above or at such address as it may designate in writing from time to time and addressed to MCI at:

                     Director, Alternate Channels
                     Agent Sales
                     MCI Telecommunications Corporation,
                     Business Markets
                     Three Ravinia Drive
                     Atlanta, Georgia 30346

     or at such address it may designate in writing from time to time.

20.  Compliance with Law.

     a. Agent will, at its own expense, operate in full compliance with all laws, rules and regulations applicable to, and maintain in force all licenses and permits required for, its performance under this Agreement.

     b. Agent will notify MCI in writing immediately of the commencement or threatened commencement of any action, suit or proceeding, and of the issuance or threatened issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, involving Agent's activities under this Agreement or which may affect Agent's ability to perform its obligations hereunder.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 15 --

                                                          CONFIDENTIAL TREATMENT


21.  Non-Waiver.

     No failure by either party to take action on account of any default by the other will constitute a waiver of any such default or of the performance required of the other.

22.  Impossibility of Performance.

     Neither MCI nor Agent will be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from (a) compliance with any law, ruling, order, regulation, requirement of any federal, state or municipal government or department or agency thereof or court of competent jurisdiction; (b) acts of God; (c) acts or omissions of the other party; (d) fires, strikes, war, insurrection or riot; (e) or any other cause beyond its reasonable control. Any delay resulting therefrom will extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

23.  Binding Effect.

     This Agreement will be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that Agent may not assign or otherwise transfer this Agreement or any of its interest herein without the prior and express written consent thereto by MCI. Neither the whole nor any part of the interest of Agent in this appointment will be transferred or assigned by operation of law.

24.  Severability.

     No provision of this Agreement which may be deemed unenforceable will in any way invalidate any other provisions of this Agreement, all of which will remain in full force and effect.

25.  Arbitration.

     Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the J.A.M.S/ENDISPUTE Arbitration Rules and Procedures ("Endispute Rules"), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 16 --

                                                          CONFIDENTIAL TREATMENT

     shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

26.  Controlling Law and Entire Agreement.

     This Agreement, with Attachments, will be governed by the domestic laws of the State of New York; constitutes the entire Agreement between Agent and MCI with respect to the subject matter hereof; and supersedes all prior Agreements and representations, written or oral, concerning the subject matter herein. This Agreement cannot be changed or modified except by written amendment signed by Agent and MCI.

27.  Headings.

     The section numbers and captions appearing in this Agreement are inserted only as a matter of convenience and are in no way intended to define, limit, construe or describe the scope or intent of such sections of this Agreement, or in any way affect this Agreement.

28.  Offer Expiration.

     This offer shall remain open and be capable of being accepted by Agent until February 23, 1996. Any and all prior offers made to Agent, whether written or oral, shall be superseded by this offer.

SNYDER COMMUNICATIONS, L.P.                     MCI TELECOMUNICATIONS
                                                CORPORATION


/s/ Michele D. Snyder                           /s/ Tom Schilling
- ---------------------------                     ----------------------------
Signature                                       Signature

Michele D. Snyder                               Tom Schilling
- ---------------------------                     ----------------------------
Printed Name                                    Printed Name

E.V.P./C.O.D.                                   Director
- ---------------------------                     ----------------------------
Title                                           Title

2/16/96                                         3/5/96
- ---------------------------                     ----------------------------
Date                                            Date





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 17 --

                                                          CONFIDENTIAL TREATMENT


                                   EXHIBIT A

                                 TRAINING PLAN

MCI will develop a custom training module for Agent and will present said training module at mutually agreed upon times and locations. All costs for room, board and for Agent's personnel travel incidentals will be borne by the Agent. Direct costs of initial training and materials will be borne by MCI.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 18 --

                                                          CONFIDENTIAL TREATMENT


                                   EXHIBIT B

                         SAMPLE MONTHLY REVENUE REPORT




                             AGENT NAME/MONTH/YEAR




                                                      NET    COMM    COMM
                        INVOICE   FED TAX   ST TAX    AMT    RATE    REVEN
                        -------   -------   ------    ---    ----    -----
Customer Name           $0.00      $0.00     $0.00   $0.00    $0.00   $0.00
Account (#'s)


Customer Name
Account (#'s)


Customer Name
Account (#'s)


                        -----      -----     -----   -----    -----   -----


Total                   $0.00      $0.00     $0.00   $0.00    $0.00   $0.00





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 19 --

                                                          CONFIDENTIAL TREATMENT


                                   EXHIBIT C

                                   TERRITORY

Agent may sell MCI Services or submit leads for Lead Services in ______________
_______________________*______________________________________.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                    -- 20 --